SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 23, 2004
(Date of earliest event reported)

O.A.K. FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-22461 (Commission File Number)	38-2817345 (IRS Employer Identification no.)

2445 84th Street, S.W. Byron Center, MI (Address of principal executive office)		49315 (Zip Code)

Registrant's telephone number, including area code: (616) 878-1591

Item 7.     Financial Statements and Exhibits.

          Exhibits

          99.1 Press release dated February 23, 2004
          99.2 Press release dated February 23, 2004
          99.3 Press release dated February 23, 2004

Item 9.      Regulation FD Disclosure

        On February 23, 2004, O.A.K. Financial Corporation issued a press release announcing the appointment of James B. Meyer to its Board of Directors and the Byron Center State Bank Board of Directors. A copy of the press release is attached as Exhibit 99.1.

        On February 23, 2004, Byron Center State Bank, a subsidiary of O.A.K. Financial Corporation, announced the election of a Ms. Grace O. Shearer as the new chairperson of the Bank’s Board of Directors. A copy of the press release is attached as Exhibit 99.2.

        On February 23, 2004, O.A.K. Financial Corporation issued a press release announcing that the Board of Directors had declared a semi-annual cash dividend of $0.30 per share, payable April 30, 2004, to shareholders of record on April 9, 2004 and the Board of Directors had approved a plan to pay a quarterly dividend beginning in the third quarter of 2004. A copy of the press release is attached as Exhibit 99.3.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2004	O.A.K. FINANCIAL CORPORATION (Registrant) By /s/ James A. Luyk James A. Luyk Chief Financial Officer

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EXHIBIT INDEX

Exhibit 99.1	Press Release Dated February 23, 2004 regarding appointment of New Board Member.

Exhibit 99.2	Press Release Dated February 23, 2004 regarding new Chairperson of the Board of Directors of Byron Center State Bank, a subsidiary of O.A.K. Financial Corporation

Exhibit 99.2	Press Release Dated February 23, 2004 regarding Semi-Annual Cash Dividend and Plan to Begin Paying Dividends Quarterly.

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EXHIBIT 99.1

February 23, 2004

FOR IMMEDIATE RELEASE

O.A.K. Financial Corporation & Byron Center State Bank Add Board Member

Byron Center, Michigan – O.A.K. Financial Corporation (OKFC), the holding company for Byron Center State Bank, is pleased to announce the addition of James B. Meyer to the holding company board and the Byron Center State Bank board of directors.

“Jim’s leadership skills, professional experience and visibility within the West Michigan community will further strengthen our highly effective board,” said Patrick K. Gill, president and CEO of OAK Financial Corporation and Byron Center State Bank. “I’m pleased that Jim has joined us and I look forward to working with him.”

Meyer, former chairman, president and CEO of Spartan Stores, Inc., completed 30 years of service with Spartan before retiring in March of 2003. In August of 1996 Meyer was appointed president and chief operating officer and in July of 1997 his role was expanded to president and chief executive officer. The board elected him chairman in August of 2000. Meyer is credited with providing the strategic vision and operational leadership for the company as Spartan reentered the retail supermarket business. Meyer is a certified public accountant and earned a BS in business from Ferris State University.

“I’m looking forward to the opportunity to use my business experience and community involvement and contacts to help Byron Center State Bank meet its growth objectives,” said James Meyer. “My goal is to work with the board and do what I can to help contribute to its success. I feel the experience gained during my tenure with Spartan will be invaluable.”

Byron Center State Bank, with over $508 million in assets and 222 employees, was founded in 1921 and is part of OAK Financial Corporation, which also owns OAK Financial Services, a full service provider of investment and retirement products, and the Dornbush Insurance Agency, a complete personal and commercial line insurance provider. Byron Center State Bank has 12 branches in West Michigan.

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For more information contact:
Pat Gill, President and CEO at (616) 662-3113
Don Bratt, V.P. of Marketing at (616) 662-3165

EXHIBIT 99.2

Monday, February 23, 2004

FOR IMMEDIATE RELEASE

Byron Center State Bank Announces New Chairperson of the Board

Byron Center, Michigan – Byron Center State Bank, a subsidiary of OAK Financial Corporation (OKFC), announces the election of Grace O. Shearer, president and CEO of West Michigan Heart, as chairperson of the bank’s board of directors. Shearer replaces Robert J. Deppe, who is stepping down from the board following almost seven years of service.

“Grace is an accomplished leader and will be an outstanding chairperson,” said Patrick K. Gill, president and CEO of OAK Financial Corporation and Byron Center State Bank. “Her professional experience and community involvement make Grace ideally suited for her new role. I look forward to working with her to make Byron Center State Bank even more successful.”

At West Michigan Heart, P.C., Shearer is responsible for overseeing the area’s leading cardiology practice, with more than 150 employees. Previously, she was vice president of operations at St. Mary’s Hospital and, in 1992, served as interim CEO of the hospital. Shearer currently chairs the board of Pine Rest Christian Mental Health Services. Her previous board experience includes Calvin College, the Downtown Rotary Club and the Grand Rapids Chamber of Commerce. Shearer holds a B.A. from the University of Michigan and an M.B.A. from Eastern Michigan University.

“I am very flattered and honored to be selected by my colleagues to chair the Board of Byron Center State Bank,” Shearer said. “This is an exciting time for the bank and I am confident in our ability to deliver superior value for our shareholders, customers and communities.”

Byron Center State Bank, with over $508 million in assets and 222 employees, was founded in 1921. The bank also provides investment services, retirement planning and a full array of insurance products through its subsidiaries OAK Financial Services and the Dornbush Insurance Agency. Byron Center State Bank has 12 branches in West Michigan. The bank’s parent company, OAK Financial Corporation, is publicly traded under the symbol OKFC.

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For more information contact:
Pat Gill, President and CEO at (616) 662-3113
Don Bratt, V.P. of Marketing at (616) 662-3165

Exhibit 99.3

February 23, 2004

FOR IMMEDIATE RELEASE

O.A.K. Financial Corporation Declares Semi-Annual Cash Dividend and Announces Plan to begin Paying Dividends Quarterly

Byron Center, Michigan – February 23, 2004 — O.A.K. Financial Corporation (OKFC), the holding company for Byron Center State Bank, announced that its board of directors declared a semi-annual cash dividend of $0.30 per share, payable April 30, 2004, to shareholders of record on April 9, 2004.

Additionally, the Board of Directors also approved a plan to pay a quarterly dividend beginning in the third quarter of 2004. Subject to Board approval, the new quarterly dividend will represent $0.15 per share per quarter, equivalent to $0.60 per share on an annual basis.

O.A.K. Financial Corporation owns Byron Center State Bank, which operates 12 branches in West Michigan, O.A.K. Financial Services, a full service provider of investment and retirement products, and the Dornbush Insurance Agency, a provider of personal and commercial lines of insurance.

CAUTIONARY STATEMENT: This press release contains certain forward-looking statements that involve risks and uncertainties. While O.A.K.‘s Board intends to declare dividends in subsequent quarters, any future dividends will be at the discretion of the Board of Directors after taking into account various factors, including general economic and business conditions, tax considerations, its strategic plans, its financial results and condition, its expansion plans, any contractual, legal or regulatory restrictions on the payment of dividends, and such other factors the board considers relevant.

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For more information, please contact:
          Pat Gill, President & CEO at (616) 662-3113, or
          Jim Luyk, chief financial officer at (616) 662-3124
           OAK Financial Corporation, Byron Center, Mich.